UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Prudential Investment Portfolios 3
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PRUDENTIAL INVESTMENT PORTFOLIOS 3

PRUDENTIAL REAL ASSETS FUND

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

September 19, 2011

To the Shareholders of Prudential Real Assets Fund of Prudential Investment Portfolios 3:

Notice is hereby given that a special meeting of the shareholders of the Prudential Real Assets Fund (the Fund) of the Prudential Investment Portfolios 3 (the Trust), a Delaware statutory trust, will be held at the offices of Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey on September 19, 2011 at 10:30 a.m. Eastern Daylight Time or at such adjourned time as may be necessary to vote (the Meeting). The purpose of the Meeting is to consider and act upon the following proposals:

1.

To approve a new subadvisory agreement relating to the Fund between PI and Bache Asset Management, Inc. (formerly Prudential Bache Asset Management, Inc. (PBAM)), subsequent to a change in control of PBAM;

2.	To approve a new subadvisory agreement, relating to the Fund between PI and Jefferies Asset Management, LLC .

3.	To transact such other business as may properly come before the meeting or any adjustments or postponements thereof.

The Proposals referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Trustees of the Trust has fixed the close of business on August 5, 2011 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only beneficial owners of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Fund is entitled to one vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or through the Internet, as described in the Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS. YOU MAY REVOKE YOUR INSTRUCTION AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN SUBMIT YOUR VOTING INSTRUCTION IN PERSON.

  By order of the Board of Trustees,

     Jonathan D. Shain
   Assistant Secretary
  Prudential Investment Portfolios 3

August [18], 2011

PRUDENTIAL INVESTMENT PORTFOLIOS 3

PRUDENTIAL REAL ASSETS FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

PROXY STATEMENT
Special Meeting of Shareholders
To Be Held on September 19, 2011

This Proxy Statement is furnished in connection with a special meeting of shareholders of the Prudential Real Assets Fund (the Fund), a series of Prudential Investment Portfolios 3 (the Trust) and any adjournment thereof (the Meeting). The Board of Trustees of the Trust (the Board) has called the Meeting for shareholders of the Fund to approve the following Proposals:

•

To approve a subadvisory agreement relating to the Fund (the Bache Subadvisory Agreement), by and between Prudential Investments LLC (PI or the Manager) and Bache Asset Management, Incorporated (Bache) (formerly Prudential Bache Asset Management, Incorporated (PBAM)), subsequent to a change in control of PBAM; and

•	To approve a new subadvisory agreement relating to the Fund (the Jefferies Subadvisory Agreement), by and between PI and Jefferies Asset Management, LLC (Jefferies).

Shareholder approval of one agreement is not contingent upon shareholder approval of the other agreement.

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 on September 19, 2011 at 10:30 a.m. Eastern Daylight Time or at such adjourned time as may be necessary to vote. The Board is soliciting these voting instructions on behalf of the Fund. This Proxy Statement will first be sent to beneficial shareholders of the Fund on or about August 29, 2011 and is also available on the Trust's website at www.investments.prudential.com/fundchanges. The close of business on August 5, 2011 (the Record Date) has been fixed as the record date for the determination of Fund shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 5,574,084 outstanding shares of the Fund.

Copies of the Trust's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders of the Trust may obtain without charge additional copies of the Trust's annual and semi-annual reports by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, or by calling (800) 225-1852 (toll free)

INTRODUCTION

Fund Background and Management

The Fund was first offered as of December 30, 2010. The Trust is a Delaware business trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is a non-diversified series of the Trust.

Prudential Investments LLC (PI or the Manager), located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Fund’s investment manager under a management agreement (the Management Agreement) with the Trust relating to the Fund. As of June 30, 2011, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $163.2 billion.
Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs. BNY Investment Servicing (U.S.) Inc. (BNYIS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYIS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYIS for such services.

Reason for the Meeting

From the Fund’s inception on December 30, 2010 to June 30, 2011, PBAM managed the Fund’s commodities asset class based upon the application of either the Bache Commodity IndexSM (BCI) or the Bache Commodity Select IndexSM (BCSI) pursuant to a subadvisory agreement by and between the Manager and PBAM (the Prior Subadvisory Agreement). The BCI and BCSI are described in greater detail under the heading “Proposals To Approve New Subadvisory Agreements---Proposal No. 1: Approval of the Bache Subadvisory Agreement.” As of June 30, 2011, Jefferies Group, Inc. (Jefferies Group) completed its acquisition of Prudential Financial Inc.’s (PFI) Global Commodities Group, including PBAM (the Transaction). Upon completion of the Transaction on June 30, 2011, PBAM came under the control of Jefferies Group and began to operate as Bache Asset Management, Incorporated. Bache is located at One New York Plaza, 13th Floor, New York, New York, 10292.

Completion of the Transaction, however, resulted in the termination of the Prior Subadvisory Agreement. In order to prevent the completion of the Transaction and the resulting termination of the Prior Subadvisory Agreement from disrupting the management of the Fund’s commodities asset class, the Manager asked the Board at its June 6-8, 2011 meeting to consider and approve, and the Board approved, an interim subadvisory agreement relating to the Fund (the Interim Subadvisory Agreement), by and between the Manager and Bache, effective as of July 1, 2011, the terms of which are substantially similar to those of the Prior Subadvisory Agreement. Bache has been managing the Fund’s commodities asset class based upon the application of either the BCI or the BCSI pursuant to the Interim Subadvisory Agreement since July 1, 2011. The Interim Subadvisory Agreement must terminate no later than November 27, 2011.

Based upon the Manager’s recommendation at a special, in-person Board meeting held on August 4, 2011, the Board approved both the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement. The Board recommends that Fund shareholders approve each Proposal. If both Proposals are approved, the Manager anticipates that Bache will continue to serve as subadviser under the Bache Subadvisory Agreement until the trading and custody agreements and operational arrangements required for implementation of the Jefferies Subadvisory Agreement are finalized, at which point management of the Fund’s commodities asset class will transition from Bache to Jefferies, and Jefferies will manage the Fund’s commodities asset class under the Jefferies Subadvisory Agreement. Jefferies would use its own investment strategy rather than the BCI or the BCSI to manage the Fund’s commodities asset class. Jefferies’ investment strategy is described in greater detail below under the heading “Proposals To Approve New Subadvisory Agreements---Proposal No. 2: Approval of the Jefferies Subadvisory Agreement.” The Manager anticipates that such transition can take place during the late third quarter or early fourth quarter of 2011.Jefferies is also under the control of Jefferies Group. Jefferies is located at The Metro Center, One Stamford Place, Three North, Stamford, CT 06902.

The Proposals, if approved by shareholders would not change the overall advisory fee paid by the Fund to the Manager. Therefore, the Proposals do not affect the fees borne by shareholders.

Shareholder approval of one agreement is not contingent upon shareholder approval of the other agreement.

Voting

Approval of each Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Fund's outstanding voting securities is the lesser of (i) 67% of the Fund's outstanding voting securities represented at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST a Proposal against the adjournment.

The presence, in person or by proxy, of one third of the shares entitled to vote, except when a larger quorum is required by federal law or the Trust’s by-laws or Declaration of Trust shall constitute a quorum.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, because each Proposal requires approval by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, abstentions and broker non-votes will have the effect of a vote against a Proposal. Abstentions and broker non-votes will not be considered for purposes of approving an adjournment of the Meeting.

In the event that sufficient votes to obtain a quorum have not been obtained by the Fund, the Fund may request that one or more brokers submit a specific number of broker non-votes in order to obtain a quorum. The Fund would only take such actions if it believed that such actions would result in a quorum and the Fund had already received or expected to receive sufficient shareholder votes to approve a Proposal at the Meeting. Therefore, shareholders who are against one or more of the proposals should vote AGAINST those Proposals.

The individuals named as proxies on the enclosed voting instruction card will vote in accordance with your directions as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your shares will be voted FOR each Proposal described in this proxy statement and referenced on the voting instruction card.

The Proposals do not require separate voting by class. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote, with respect to each Proposal. To the knowledge of management, the executive officers and members of the Board, as a group, owned less than 1% of the outstanding shares of the Fund as of the Record Date. A listing of persons who owned beneficially 5% or more of the shares of the Fund as of the Record Date is contained in Exhibit C.

Information as to the number of outstanding shares of the Fund as of the Record Date is set forth below:

Class A: 967,415
Class B: 57,329
Class C: 263,911

Class Z: 4,285,428

PIM Investments Inc., an affiliate of the Manager and PFI, provided $40 million in seed investment capital to the Fund on December 30, 2010 in exchange for 4 million shares of outstanding voting securities of the Fund. As of the Record Date, PIM Investments Inc. holds more than a majority of the outstanding voting securities of the Fund. It is expected that the presence at the Meeting of PIM Investments Inc. will be sufficient to constitute a quorum and determine the outcome of the vote on each Proposal.

The solicitation is made primarily by the mailing of the Notice, this Proxy Statement and the accompanying voting instruction card on or about August 29, 2011. Supplemental solicitations may be made by mail, telephone, facsimile, electronic means or by personal interviews by representatives of the Fund.
Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of law.

How to Vote

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your voting instruction card before mailing it in the enclosed postage-paid envelope.

•  By Internet. Have your voting instruction card available. Go to the web site listed on your voting instruction card. Enter your control number from your voting instruction card. Follow the simple instructions found on the web site. Votes must be entered prior to 11:59 p.m. Eastern Time on the day prior to the Meeting to be counted.

•  By Telephone. Have your voting instruction card available. Call the toll-free number listed on your proxy card. Enter the control number from your voting instruction card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. on the day prior to the Meeting.
• In Person. By attending the meeting and voting your interest.

Thank you for your participation.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted in favor of each Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revoking Voting Instructions

You may revoke any voting instruction card by giving another proxy or by letter revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

PROPOSALS TO APPROVE NEW SUBADVISORY AGREEMENTS

At a special, in-person meeting of the Board held on August 4, 2011, at which a majority of the Trustees were in attendance (including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (referred to herein as the “Independent Trustees”)), the Board approved, based upon the Manager’s recommendations, the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement (together, the New Subadvisory Agreements). The Board also approved submitting the proposals to shareholders for their approval. As noted above, shareholder approval of one agreement is not contingent upon shareholder approval of the other agreement.

The Trust operates under an exemptive order from the Securities and Exchange Commission (SEC) that generally permits the Manager, without approval from the Board, to enter into or amend agreements with unaffiliated subadvisers without obtaining shareholder approval.  However, because PBAM and the Manager were under the common control of PFI prior to the completion of the Transaction, the agreement governing the Transaction required PFI and Jefferies Group to use reasonable best efforts to obtain any third party consents required in connection with the Transaction, and the Transaction resulted in an economic benefit to PFI, an affiliate of the Manager, the Manager has determined not to rely on the exemptive order and instead is seeking shareholder approval of each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement, in addition to seeking Board approval.
Pursuant to the Transaction, Jefferies Group paid $419.5 million in cash to PFI, acquired assets of approximately $5.2 billion and assumed approximately $4.8 billion in liabilities of PFI’s Global Commodities Group. Such amounts are based on the Global Commodities Group’s May 31, 2011 balance sheet and are subject to adjustments based on the Global Commodities Group’s June 30, 2011 balance sheet. Such amounts will also be subject to acquisition accounting adjustments which will not affect the purchase price.

The proposed Bache Subadvisory Agreement is attached as Exhibit A and the proposed Jefferies Subadvisory Agreement is attached as Exhibit B, respectively, to this Proxy Statement.

Proposal No. 1: Approval of the Bache Subadvisory Agreement

From the Fund’s inception on December 30, 2010 to June 30, 2011, the commodities asset class of the Fund was managed by PBAM based upon the application of either the BCI or the BCSI. Pursuant to the Prior Subadvisory Agreement, PBAM furnished investment advisory services in connection with the management of the Fund, subject to the supervision and oversight of PI as Manager of the Fund. Prior to July 1, 2011, PBAM was an indirect, wholly-owned subsidiary of PFI until the completion of the Transaction.

As of June 30, 2011, Jefferies Group completed the Transaction (i.e., its acquisition of PFI’s Global Commodities Group, including PBAM). Upon completion of the Transaction, PBAM came under the control of Jefferies Group. Jefferies Group is a global securities and investment banking firm that has been serving companies and investors for nearly 50 years. Jefferies Group is a publicly traded financial institution with a market capitalization of approximately $4.3 billion in assets under management as of May 31, 2011. Jefferies Group’s businesses include fixed income, equities, investment banking and asset management. Jefferies Group is located at 520 Madison Avenue, 10th Floor, New York, New York 10022. Upon completion of the Transaction, PBAM began to operate as Bache Asset Management, Incorporated. Bache is located at One New York Plaza, 13th Floor, New York, New York, 10292. Under the 1940 Act, completion of the Transaction resulted in the automatic termination of the Prior Subadvisory Agreement.

At the June 6-8, 2011 in-person meeting of the Board, the Board approved the Interim Subadvisory Agreement to be implemented upon the closing of the Transaction. The Manager noted to the Board that the Transaction did not result in any material changes to the Fund, and the Manager and the Board believed that it was in the Fund's best interests for management of the Fund's commodities asset class not to change as a result of the Transaction. Since it was not practicable to obtain Fund shareholder approval of the Bache Subadvisory Agreement prior to the scheduled completion of the Transaction and in order to prevent the completion of the Transaction and the resulting termination of the Prior Subadvisory Agreement from disrupting the management of the Fund's commodities asset class, the Board considered and approved the Interim Subadvisory Agreement to become effective upon the termination of the Prior Subadvisory Agreement.

As set forth above, Bache currently seeks to track the performance of either the Bache Commodity IndexSM or the Bache Commodity Select IndexSM. The BCI and the BCSI are dynamic, long-only measures of the price behavior of various commodities traded in major exchanges worldwide. The primary objective of the BCI and the BCSI is to provide broad-based exposure to global commodity markets. The BCSI provides exposure to approximately 10 commodities across the energy, metals and agricultural sectors. The BCI provides exposure to approximately 19 commodities across the energy, metals and agricultural sectors. The weightings across the energy, metals and agricultural sectors are identical for both strategies and the strategies have a high correlation to each other.

There are additional objectives of the BCI’s and BCSI dynamic asset allocation methodology. The first of these additional objectives is to provide broad, long-term diversified exposure to individual commodities within each major commodity sector (i.e., energy, metals, and agriculture) consistent with their overall importance to that sector as well as their market liquidity. The second additional objective is to ensure that the BCI and BCSI do not become dominated by a single commodity sector or by several commodities within a commodity sector. This is accomplished by employing upper and lower bounds on the market and commodity weights, and by frequent rebalancings of the weights of the individual commodities that comprise the BCI and BCSI. The third additional objective is to moderate the volatility inherent in the major commodity market sectors. This is accomplished by considering the optimized weights derived from the risk/return profiles of mean-variance efficient Funds that can be created with the three major commodity sectors. Additional risk reduction factors considered in the BCI and BCSI methodology include systematically: (i) reducing near-term exposure to commodity markets that are experiencing price declines and increasing allocations to cash and cash equivalents and (ii) reducing the pricing impact that BCI and BCSI-linked investment products will have on the underlying commodity markets. This is accomplished through a precise roll methodology. Lastly, given the dynamic nature of commodity markets, overall construction of the BCI and BCSI is monitored by an advisory committee. The advisory committee, which meets annually (and otherwise as necessary), may recommend changes in BCI and BCSI components as well as its methodology.

The investment management fees paid by the Fund to the Manager did not change as a result of Board approval of the Interim Subadvisory Agreement. In addition, the subadvisory fees paid by the Manager to Bache under the Interim Subadvisory Agreement are the same as the subadvisory fees paid by the Manager to PBAM under the Prior Subadvisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, the Interim Subadvisory Agreement provides that compensation earned by Bache is paid into an interest-bearing escrow account with the Fund’s custodian. If the Bache Subadvisory Agreement is approved by Fund shareholders, the amount in the escrow account (including interest earned) will be paid to Bache. If the Bache Subadvisory Agreement is not approved by Fund shareholders, Bache will be paid, out of the escrow account, the lesser of: (i) any costs incurred by Bache in performing its duties under the Interim Subadvisory Agreement (plus interest earned); or (ii) the total amount in the escrow account (plus interest earned). The Interim Subadvisory Agreement will terminate pursuant to its terms no later than November 27, 2011, which is 150 days from the termination of the Prior Subadvisory Agreement on June 30, 2011 (i.e., the date on which the Prior Subadvisory Agreement terminated automatically due to the completion of the Transaction). Approval or disapproval of the Proposal will not impact the fees paid by the Fund.
The subadvisory fees to be paid by the Manager to Bache under the Bache Subadvisory Agreement are the same as the subadvisory fees paid by the Manager to Bache under the Interim Subadvisory Agreement and by the Manager to PBAM under the Prior Subadvisory Agreement.

Set forth below are the names, titles and principal occupations of each director and principal executive officer of Bache. Unless otherwise indicated, the address of each individual is One New York Plaza, 13th Floor, New York, NY 10004.

Principal Officers of Bache
Name Position(s)	Principal Occupation(s) During Past Five Years
Kevin G. Kennedy President and Director	Senior Vice President of Jefferies Bache, LLC (since 2003), President of Bache Asset Management, Inc. (since June 2011 and, previously, from August 2009 to February 2010).
Ronald J. Ivans Portfolio Manager

Chief Financial Officer of Jefferies Bache, LLC and senior executive for various legal entities within Jefferies Group (since 2003), Portfolio Manager of Bache Asset Management, Inc. (since August 2009).

Alex H. Ladouceur Director	President of Jefferies Bache, LLC and senior executive of various legal entities within Jefferies Group (since 2001), Director of Bache Asset Management, LLC (since 2010).
Ryan K. Byrne Director

Senior Vice President (since 2005) and Head of the Precious Metals Trading Desk (since 2010) of Jefferies Bache Financial Services, LLC (since 2009), Director and Vice President of Bache Asset Management, Inc. (since 2008) .

The Manager recently completed a review of certain investment advisers who employ active commodities-related investment strategies. In addition to approving the Bache Subadvisory Agreement at the special, in-person meeting of the Board held on August 4, 2011, the Board also approved the Manager’s recommendation to transition the management of the Fund’s commodities asset class from Bache to Jefferies. Jefferies is located at The Metro Center, One Station Place, Three North, Stamford, CT 06902. The Board recommends that Fund shareholders approve each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement. If each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement is approved, the Manager anticipates that Bache will continue to serve as subadviser to the Fund under the Bache Subadvisory Agreement until the trading and custody agreements and operational arrangements required for implementation of the Jefferies Subadvisory Agreement are finalized. At such time, management of the Fund’s commodities asset class would be transitioned from Bache to Jefferies, and Jefferies would manage the Fund’s commodities asset class under the Jefferies Subadvisory Agreement. Jefferies would use its own investment strategy rather than the BCI or BCSI to manage the Fund’s commodities asset class. Jefferies’ investment strategy is described in greater detail under the heading “Proposals To Approve New Subadvisory Agreements---Proposal No. 2: Approval of the Jefferies Subadvisory Agreement.” The Manager anticipates that such transition can take place during the late third quarter or early fourth quarter of 2011.

Proposal No. 2: Approval of the Jefferies Subadvisory Agreement

The Manager selects subadvisers to manage all or a portion of the assets of the Fund, subject to the review and approval of the Board, and monitors subadviser performance. The Board approved the Manager’s recommendation to transition the management of the Fund’s commodities asset class from Bache to Jefferies at the special, in-person meeting of the Board held on August 4, 2011 and recommends that shareholders approve the Jefferies Subadvisory Agreement. Jefferies would use its own investment strategy rather than the BCI or BCSI to manage the Fund’s commodities asset class. If both New Subadvisory Agreements receive the required shareholder approval, the Manager would expect to terminate the Interim Subadvisory Agreement and implement the Bache Subadvisory Agreement immediately thereafter. The Manager would then terminate the Bache Subadvisory Agreement and have the Jefferies Subadvisory Agreement go into effect as soon as reasonably practicable after all of the trading and custody agreements and operational arrangements required for implementation of Jefferies’ investment strategies have been finalized. The Manager anticipates that Jefferies would be able to begin managing the Fund’s commodities asset class using its proprietary investment strategies during the late third quarter or early fourth quarter of 2011.

The proposed Jefferies strategy (the Founders Blend Strategy) seeks to generate returns over time in excess of traditional commodity benchmark indexes. Techniques that may be utilized by the Founders Blend Strategy include the selection of commodity futures contracts with expiration dates different from the expiration dates of the comparable futures contracts that comprise benchmark indexes and the over-weighting or under-weighting of certain commodity futures contracts relative to their weights in benchmark indexes.

Set forth below are the names, titles and principal occupations of each director and principal executive officer of Jefferies. Unless otherwise indicated, the address of each individual is c/o Jefferies Asset Management, LLC, One Station Place, Three North, Stamford, CT 06902:

Principal Officers of Bache
Name Position(s)	Principal Occupation(s) During Past Five Years
Adam De Chiara Co-President and Portfolio Manager	Co-President of Jefferies Financial Products, LLC (November 2003 to December 2010), Co-President of Jefferies Commodity Investment Services, LLC (since December 2009).
Bradford Klein Co-President	President of Jefferies Financial Products, LLC (since November 2003), Co-President of Jefferies Commodity Investment Services, LLC (since December 2009).
Peregrine C. de M. Broadbent Chief Financial Officer

Executive Vice President and Chief Financial Officer for Jefferies & Co., Inc., a registered broker-dealer, Jefferies Group, Inc. (NYSE: JEF), and certain affiliates (since November 2007); Chief Financial Officer of Jefferies Commodity Investment Services, LLC (since December 2009); Managing Director, Head of Institutional Controllers (Fixed Income, Equity and Investment Banking) of Morgan Stanley (November 2003 to November 2007).

Andrew Kaplan Executive Vice President and General Counsel

Executive Vice President and General Counsel of Jefferies Financial Products, LLC (since March 2004), Executive Vice President and General Counsel of Jefferies Commodity Investment Services, LLC (since December 2009); Secretary of Jefferies (since December 2005).

Michael Kaplan Managing Director and Director of Operations

Managing Director and Director of Operations of Jefferies Financial Products, LLC (since January 2004), Managing Director and Director of Operations of Jefferies Commodity Investment Services, LLC (since December 2009).

Michael S. Sheehy Senior Vice President and Chief Compliance Officer

Senior Vice President and Chief Compliance Officer of Jefferies Financial Products, LLC (since July 2007), Senior Vice President and Chief Compliance Officer of Jefferies Commodity Investment Services, LLC (since December 2009); associate at Cobb & Associates LLC (February 2006 to July 2007).

Todd Streichler Managing Director and Director of Finance

Managing Director and Director of Finance of Jefferies Financial Products, LLC (since March 2004), Managing Director and Director of Finance of Jefferies Commodity Investment Services, LLC (since December 2009).

Terms of the Subadvisory Agreements

The New Subadvisory Agreements are substantially identical in all material respects to each other and to the Prior Subadvisory Agreement and the Interim Subadvisory Agreement, including with respect to fees, other than with respect to the effective dates, parties names, the termination dates, and the escrow provisions in the Interim Subadvisory Agreement.

Under the New Subadvisory Agreements, both Bache and Jefferies (the Subadvisers) are compensated by the Manager (and not the Fund) for the portion of the assets of the Fund that it manages as follows:

Prior Subadviser	Prior Contractual Subadvisory Fee Rates
PBAM	0.45% of average daily net assets of the Fund allocated to PBAM+
Interim Subadviser	Interim Contractual Subadvisory Fee Rates*
Bache	0.45% of average daily net assets of the Fund allocated to Bache+
Proposed Subadviser	Proposed Contractual Subadvisory Fee Rates
Bache	0.45% of average daily net assets of the Fund allocated to Bache+
Jefferies	0.45% of average daily net assets of the Fund allocated to Jefferies++

+ PBAM and Bache have borne all commissions due in connection with the execution and clearing of commodities futures transactions initiated by them on behalf of the Fund. The Fund (and not the Manager, PBAM, or Bache, as applicable) has borne all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Fund.
* Pursuant to the Interim Subadvisory Agreement, compensation earned by Bache is paid into an interest-bearing escrow account with the Fund’s custodian. If the Bache Subadvisory Agreement is approved by Fund shareholders, the amount in the escrow account (including interest earned) will be paid to Bache. If the Bache Subadvisory Agreement is not approved by Fund shareholders, Bache will be paid, out of the escrow account, the lesser of: (i) any costs incurred by Bache in performing its duties under the Interim Subadvisory Agreement (plus interest earned); or (ii) the total amount in the escrow account (plus interest earned).
++ Jefferies or Bache, as applicable, has agreed to bear all commissions due in connection with the execution and clearing of commodities futures transactions initiated by it on behalf of the Fund but only during the first two years that it manages the Fund’s commodities asset class. The Fund (and not the Manager, Bache or Jefferies) will continue to bear all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Fund.

The New Subadvisory Agreements, if approved by shareholders, would not change the overall advisory fee paid by the Fund to the Manager. Therefore, these proposals will not affect the fees borne by shareholders.

The New Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board, each Subadviser is responsible for managing the investment operations of a portion of the Fund’s assets and for making investment decisions and placing orders to purchase and sell securities for such portion of the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, each Subadviser will provide the Manager with all books required to be maintained by an investment subadviser and will render to the Board such periodic and special reports as it may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) each New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Management Agreement; and (iii) each New Subadvisory Agreement may be terminated at any time by Bache or Jefferies, as applicable, or by the Manager, on not more than 60 days' nor less than 30 days' written notice to the other party to the relevant New Subadvisory Agreement.

The New Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, each of Bache and Jefferies will not be liable for any act or omission in connection with their activities as subadviser to the Fund.

Anticipated Implementation of Revised Subadvisory Arrangements

As noted above, shareholder approval of one agreement is not contingent upon shareholder approval of the other agreement. The manner in which the New Subadvisory Agreements for the Fund will be implemented will depend, in part, upon whether the Bache Subadvisory Agreement and/or the Jefferies Subadvisory Agreement receive the required shareholder approvals.

Shareholder Approval of Both Bache Subadvisory Agreement and Jefferies Subadvisory Agreement. If a majority of the Fund's shareholders approve both proposals, the Manager expects to terminate the Interim Subadvisory Agreement and implement the Bache Subadvisory Agreement immediately thereafter. The compensation earned by Bache under the Interim Subadvisory Agreements and held in escrow (including interest earned) would be paid to Bache. Upon implementation of the Bache Subadvisory Agreement, the Manager would pay Bache based upon the terms and conditions of the Bache Subadvisory Agreement and the escrow account would be terminated. The Bache Subadvisory Agreement would remain in effect until all of the trading and custody agreements and operational arrangements required for implementation of Jefferies’ investment strategy have been finalized, at which point the Manager would terminate the Bache Subadvisory Agreements and have the Jefferies Subadvisory Agreement go into effect.

Shareholder Approval of Jefferies Subadvisory Agreement but not Bache Subadvisory Agreement. If a majority of the Fund's outstanding voting securities do not approve the Bache Subadvisory Agreement but do approve the Jefferies Subadvisory Agreement, the Manager would expect to have the Interim Subadvisory Agreements remain in effect until after all of the trading and custody agreements and operational arrangements required for implementation of Jefferies’ investment strategy have been finalized. Such agreement and arrangements are expected to be finalized prior to the time that the term of the Interim Subadvisory Agreement expires (e.g. 150 days after the termination of the Prior Subadvisory Agreement). Once such agreements and arrangements are finalized, the Manager would terminate the Interim Subadvisory Agreements and implement the Jefferies Subadvisory Agreement. For the period during which Bache provided services under the Interim Subadvisory Agreements, Bache would be paid, out of the escrow account, the lesser of: (a) any costs incurred by Bache in performing the Interim Subadvisory Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

Shareholder Approval of Bache Subadvisory Agreement but not Jefferies Subadvisory Agreement. If a majority of the Fund's outstanding voting securities approve the Bache Subadvisory Agreement but do not approve the Jefferies Subadvisory Agreement, the Manager would expect to: (i) terminate the Interim Subadvisory Agreement and implement the Bache Subadvisory Agreement immediately thereafter and (ii) consider its remaining options with respect to the commodities asset class of the Fund. The compensation earned by Bache under the Interim Subadvisory Agreement and held in escrow (including interest earned) would be paid to Bache. Upon implementation of the Bache Subadvisory Agreement, the Manager would pay Bache based upon the terms and conditions of that agreement and would terminate the escrow account.

Shareholder Disapproval of Both Bache Subadvisory Agreement and Jefferies Subadvisory Agreement. If a majority of the Fund's outstanding voting securities do not approve either the Bache Subadvisory Agreement or the Jefferies Subadvisory Agreement, the Manager would consider its remaining options with respect to the commodities asset class of the Fund. For the period during which Bache provided services under the Interim Subadvisory Agreement, Bache would be paid, out of escrow, the lesser of: (a) any costs incurred by Bache in performing under the Interim Subadvisory Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

Board Considerations of the New Subadvisory Agreements

The Board of the Trust consists of ten individuals, eight of whom are Independent Trustees. The Fund is a series of the Trust. The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

The Board considered and approved the Manager’s proposal, and recommends that shareholders of the Fund approve, the New Subadvisory Agreements. In making the determination to continue to retain Bache and approve Jefferies as subadvisers for the Fund, the Trustees, including the Independent Trustees, advised by independent legal counsel, considered the following information:

Approval of the Bache Subadvisory Agreement

At a September 14-16, 2010, in-person meeting of the Board, at which all of the Trustees, including a majority of the Independent Trustees, were in attendance, the Board considered and approved the Prior Subadvisory Agreement. Thereafter, Jefferies Group had agreed to acquire PI’s Global Commodities Group, including PBAM, effective as of June 30, 2011. Since the completion of the Transaction, PBAM is controlled by Jefferies and began to operate under the name Bache Asset Management, Incorporated. At a June 6-8, 2011, in-person meeting of the Board, at which all of the Trustees, including all of the Independent Trustees, were in attendance, the Board considered and approved the Interim Subadvisory Agreement with respect to the Fund. PI recommended that the Board approve the Interim Subadvisory Agreement after being advised about the Transaction because the completion of the Transaction would result in an assignment (within the meaning of the 1940 Act), and therefore the automatic termination, of the Prior Subadvisory Agreement. Bache has been managing the Fund’s commodities asset class based upon the application of either the BCI or the BCSI pursuant to the Interim Subadvisory Agreement since July 1, 2011.

The Board approved the submission of the Proposals to the fund shareholders and recommends that the Fund shareholders vote to approve each of the Bache Subadvisory and Jefferies Subadvisory Agreements.

At a special August 4, 2011, in-person meeting of the Board, at which a majority of the Trustees, including majority of the Independent Trustees, were in attendance, the Board considered and approved the Bache Subadvisory Agreement. PI recommended that the Board approve the Bache Subadvisory Agreement since the Interim Subadvisory Agreement expressly provides that the Interim Subadvisory Agreement will automatically terminate no later than November 27, 2011. The Manager also proposed that the Board approve the Jefferies Subadvisory Agreement. The Manager explained to the Board that the implementation of each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement would also be subject to approval by the Fund’s shareholders subsequent to the requisite Board approvals. The Board approved the submission of the Proposals to Fund shareholders and recommends that Fund shareholders vote to approve each of the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement. Assuming the required shareholder approval is received for each Proposal, the Manager would (i) terminate the Interim Subadvisory Agreement and implement the Bache Subadvisory Agreement; and (ii) terminate the Bache Subadvisory Agreement and implement the Jefferies Subadvisory Agreement as soon as reasonably practicable after all the trading and custody agreements and operational arrangements required for the implementation of the Jefferies Subadvisory Agreement are finalized.

As is further discussed below, the Board determined that in light of its approval of the Prior Subadvisory Agreement at its September 2010 meeting and the Interim Subadvisory Agreement at its June 2011 meeting and the substantially similar terms and conditions of the Prior Subadvisory Agreement, the Interim Subadvisory Agreement and the proposed Bache Subadvisory Agreement, it would be in the best interest of the Fund and its shareholders to approve the Bache Subadvisory Agreement and that it was reasonable for the Board to approve the Bache Subadvisory Agreement.
The Board received materials relating to the Bache Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its considerations. In approving the Bache Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided to the Fund by the Subadviser; the performance of the Fund and its wholly owned subsidiary; the profitability of PI and its affiliates; expenses and fees; and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the Bache Subadvisory Agreement with respect to the Fund.
The Trustees determined that the overall arrangements among the Fund, the Manager and the Subadviser, which will serve as the Fund’s Subadviser pursuant to the terms of the Bache Subadvisory Agreement, are in the interests of the Fund and its shareholders in light of the services to be performed and the fees to be charged under the Bache Subadvisory Agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the Bache Subadvisory Agreement are separately discussed below.

Nature, quality and extent of services

The Board noted that it had received and considered information about the nature and extent of services provided to the Fund by Bache at the August 4, 2011 meeting under the Interim Subadvisory Agreement and those that would be provided by Bache under the proposed Bache Subadvisory Agreement, noting that the nature and extent of services under both the Interim Subadvisory Agreement and the Bache Subadvisory Agreement were identical in all material respects. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to Bache.

With respect to the quality of services, the Board considered that the services to be provided to the Fund by Bache under the Bache Subadvisory Agreement would not change from the services that Bache is currently providing the Fund under Interim Subadvisory Agreement. As part of its review of the Bache Subadvisory Agreement, the Board considered, among other things, the background and experience of the Bache management team and information it received pertaining to the organizational structure, senior management, investment operations, and other relevant information of Bache and Jefferies. The Board noted the operations of Bache, including the Fund managers, analyst pool and investment infrastructure, are expected to remain unchanged from those provided under the Interim Subadvisory Agreement. The Board also noted that, due to the Transaction, Bache was no longer an affiliate of PI.
The Board noted that it was satisfied with the nature, quality and extent of services provided by Bache with respect to the Fund under the Interim Subadvisory Agreement and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by Bache under the Bache Subadvisory Agreement would be similar in nature to those provided under the Interim Subadvisory Agreement. The Board concluded that there was a reasonable basis on which to conclude that the Fund would benefit from the subadvisory services to be provided by Bache under the Bache Subadvisory Agreement.

Performance
The Board considered PBAM’s performance record in managing the commodities asset class of the Fund prior to the Transaction as well as Bache’s performance record in managing the commodities asset class of the Fund and the Fund’s wholly owned subsidiary subsequent to the Transaction and concluded that that performance record was satisfactory.

Investment Subadvisory Fee Rates
The Board considered the proposed subadvisory fee in the Bache Subadvisory Agreement, which is identical to the subadvisory fee in the Prior and Interim Subadvisory Agreements. The Board noted that it was satisfied with the subadvisory fee in the Prior and Interim Subadvisory Agreement. The Board concluded that the proposed subadvisory fee rate in the Bache Subadvisory Agreement is reasonable in light of the services proposed to be provided.

The Board noted: (i) that PBAM and Bache have historically borne all commissions due in connection with the execution and clearing of commodities futures transactions initiated by them on behalf of the Fund pursuant to the Prior Subadvisory Agreement and the Interim Subadvisory Agreement and (ii) the Fund (and not the Manager, PBAM, or Bache, as applicable) has borne all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Fund. The Board further noted that: (i) Bache has agreed to bear all commissions due in connection with the execution and clearing of commodities futures transactions initiated by them on behalf of the Fund pursuant to the Bache Subadvisory Agreement and (ii) the Fund (and not the Manager) will continue to bear all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Fund.

Profitability

The Board noted that since Bache is no longer affiliated with PI, the revenues derived by the Subadviser under the Bache Subadvisory Agreement would not be included in PI’s profitability calculation, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given that PI will compensate the subadviser out of its management fee.

Economies of Scale

The Board noted that the subadvisory fee to be paid to Bache under the Bache Subadvisory Agreement did not include breakpoints under which the fee would decline as assets grew. The Board considered the potential for Bache to realize economies of scale as the Fund’s assets grew but concluded that it would be appropriate to review breakpoints in the subadvisory fee as the Fund grew.

Other Benefits to the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Subadviser and its affiliates as a result of its relationship with the Fund. The Board concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits that may be derived by the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the Bache Subadvisory Agreement was in the interests of the Fund and its shareholders and recommended that Fund shareholders approve the Bache Subadvisory Agreement.

Approval of the Jefferies Subadvisory Agreement

At a special August 4, 2011, in-person meeting of the Board, at which a majority of the Trustees, including majority of the Independent Trustees, were in attendance, the Board considered and approved the Jefferies Subadvisory Agreement. The Manager explained to the Board that the Proposal would require approval by a majority of the Fund’s shareholders subsequent to the requisite Board approval. If the Jefferies Subadvisory Agreement is approved, as soon as reasonably practicable after all the trading and custody agreements and operational arrangements required for the implementation of the Jefferies Subadvisory Agreement are finalized, the Manager would terminate the Bache Subadvisory Agreement and implement the Jefferies Subadvisory Agreement.
As is further discussed below, the Board determined that in light of the substantially similar terms and conditions of the Bache Subadvisory Agreement and the proposed Jefferies Subadvisory Agreement, it would be in the best interests of the Fund and its shareholders to approve the Jefferies Subadvisory Agreement and that it was reasonable for the Board to approve the Jefferies Subadvisory Agreement.
The Board received materials relating to the Jefferies Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its considerations. In approving the Jefferies Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Subadviser; Jefferies’ investment performance in managing pooled investment vehicles and separately managed accounts that use investment strategies similar to those proposed to be used by the Fund’s commodities asset class; the profitability of PI, Jefferies and their respective affiliates; expenses and fees; and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the Jefferies Subadvisory Agreement with respect to the Fund.
The Trustees determined that the overall arrangements among the Fund, the Manager and the Subadviser, which will serve as the Fund’s Subadviser pursuant to the terms of the Jefferies Subadvisory Agreement, are in the interests of the Fund and its shareholders in light of the services to be performed and the fees to be charged under the Jefferies Subadvisory Agreement and such other matters as the Trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the Jefferies Subadvisory Agreement are separately discussed below.

Nature, quality and extent of services

The Board noted at the August 4, 2011 meeting that it had received and considered information about the nature and extent of services that would be provided to the Fund by Jefferies under the proposed Jefferies Subadvisory Agreement, noting that the nature and extent of services under both the Bache Subadvisory Agreement and the Jefferies Subadvisory Agreement were identical in all material respects.
With respect to the quality of services, the Board considered that the services to be provided to the Fund by Jefferies would not change from the services that Bache is currently providing the Fund under the Interim Subadvisory Agreement. As part of their review of the Jefferies Subadvisory Agreement, the Board considered, among other things, the background and experience of the Jefferies management team and information it received pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Jefferies. The Board also noted that, due to the Transaction, Bache was an affiliate of Jefferies and neither Bache nor Jefferies was an affiliate of the Manager. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to Jefferies.
The Board noted that it was satisfied with the nature, quality and extent of services to be provided by Jefferies with respect to the Fund under the Jefferies Subadvisory Agreement. The Board concluded that there was a reasonable basis on which to conclude that the Fund would benefit from the subadvisory services to be provided by Jefferies under the Jefferies Subadvisory Agreement.

Performance

The Board considered Jefferies’ investment performance in managing pooled investment vehicles that use investment strategies similar to those proposed to be used for the commodity asset class of the Fund and concluded that such performance record was satisfactory.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rate for Jefferies in the Jefferies Subadvisory Agreement, which is identical to the to the contractual subadvisory fee rate for PBAM in the Prior Subadvisory Agreement, the current contractual subadvisory fee rate for Bache in the Interim Subadvisory Agreement, and the proposed contractual subadvisory fee rate for Bache in the Bache Subadvisory Agreement. The Board noted that it was satisfied with the contractual subadvisory fee rate in the Prior Subadvisory Agreement and the Interim Subadvisory Agreement. The Board concluded that the proposed subadvisory fee rate in the Jefferies Subadvisory Agreement is reasonable in light of the services proposed to be provided.

The Board noted: (i) that PBAM and Bache have historically borne all commissions due in connection with the execution and clearing of commodities futures transactions initiated by them on behalf of the Fund and (ii) the Fund (and not the Manager, PBAM, or Bache, as applicable) has borne all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Fund. The Board further noted that: (i) Jefferies has agreed to bear all commissions due in connection with the execution and clearing of commodities futures transactions initiated by them on behalf of the Fund but only during the first two years that it manages the Fund’s commodities asset class and (ii) the Fund (and not the Manager or Jefferies) will continue to bear all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Fund.

Profitability

The Board noted that since Jefferies is not affiliated with PI, the revenues derived by the Subadviser under the Jefferies Subadvisory Agreement would not be included in PI’s profitability calculation, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given that PI will compensate the subadviser out of its management fee.

Economies of Scale

The Board noted that the subadvisory fee to be paid to Jefferies under the Bache Subadvisory Agreement did not include breakpoints under which the fee would decline as assets grew. The Board considered the potential for Jefferies to realize economies of scale as the Fund’s assets grew but concluded that it would be appropriate to review breakpoints in the subadvisory fee as the Fund grew.

Other Benefits to the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Subadviser and its affiliates as a result of its relationship with the Fund. The Board concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits that may be derived by the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.
After full consideration of these factors, the Board concluded that the approval of the Jefferies Subadvisory Agreement was in the best interests of the Fund and its shareholders and recommended that Fund shareholders approve the Jefferies Subadvisory Agreement.

THE BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

ADDITIONAL INFORMATION

Solicitation Costs

The costs associated with soliciting voting instructions will be borne by PFI and Jefferies Group. The Fund will not bear any of the costs associated with the proxy solicitation. The Manager estimates that costs associated with soliciting voting instructions in connection with the Proposals will be approximately $77,000.

Information about PI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below are the names, titles and principal occupations of the principal executive officers of PI. Unless otherwise indicated, the address of each individual is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Principal Officers of PI
Name Position(s)	Principal Occupation(s) During Past Five Years
Judy A. Rice President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Trustees of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Kurt J Byerly Chief F inancial Officer, Controller, Executive Vice President and Treasurer	Chief Financial Officer, Controller, Executive Vice President and Treasurer (since March 2008) of Prudential Investments LLC; Director of Wealth Management Solutions (2006-___);
Kathryn L. Quirk Executive Vice President, Chief Legal Officer and Secretary

Vice President and Corporate Counsel (since September 2004) of Prudential Investment LLC; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Valerie M. Simpson Chief Compliance Officer and Vice President	Chief Compliance Officer (since April 2007) of Prudential Investments LLC .; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Scott E. Benjamin Executive Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

Christopher S. Cooper Executive Vice President

Executive Vice President (since September 2008) of Prudential Investments LLC; Chairman and C hief Executive Officer (since October 2008) of Prudential International Investments; President and C hief Executive Officer of Prudential Investment & Securities Co., Ltd (___-___); Managing Director of Prudential International Investments in Seoul (___-____).

Theodore J. Lockwood Executive Vice President	Executive Vice President (since August 2008) of Prudential Investments LLC; Vice President of Quantitative Management Associates (Since July 2004).
Kevin B. Osborn Executive Vice President	Executive Vice President (since October 2002) of Prudential Investments LLC; Director of Wealth Management Solutions (since___);

Information about Management and Certain Subadvisory Agreements

Under a management agreement with the Fund, PI manages the Fund’s investment operations and administers its business affairs and is responsible for supervising the Fund’s investment subadviser. As of April 30, 2011, PI had aggregate assets of approximately $163.5 billion. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey.

Prior to July 1, 2011, PBAM, the predecessor to Bache, was an indirect, wholly-owned subsidiary of PFI and an operating company of PFI’s Global Commodities Group. As of September 30, 2010, PBAM had assets under management of approximately $355 million. PBAM’s principal place of business was One New York Plaza, 13th Floor, New York, New York 10292.

Upon consummation of the Transaction on June 30, 2011 Bache became an indirect, wholly-owned subsidiary of Jefferies Group, with assets under management of approximately $378.8 Million. Bache’s principal place of business is One New York Plaza, 13th Floor, New York, New York 10292.

Jefferies is a wholly-owned subsidiary of Jefferies Group and is located at The Metro Center, One Station Place, Three North, Stamford, CT 06902. As of June 30, 2011 Jefferies had assets under management of approximately $1.9 billion (measured at notional value for managed accounts and net asset value for pooled vehicles, and which includes non-fee paying accounts of affiliates).

The table below lists the compensation paid to PBAM by PI under the Prior Subadvisory Agreement and to Bache by PI under the Interim Subadvisory Agreement for the subadvisory services performed by PBAM and Bache, respectively, for the Fund, as well as the date of the Prior Subadvisory Agreement and the Interim Subadvisory Agreement, and to the extent applicable, the dates on which each of the agreements was last submitted to Fund shareholders for approval.

Prior Subadvisory Agreement Date	Date Prior Subadvisory Agreement Submitted to Shareholders	Fee Received by PBAM From PI
December 10, 2010	Sole Shareholder approved December 30, 2010	0.45% of average daily net assets (Fee applied only to the assets allocated to PBAM )+
Interim Subadvisory Agreement Date	Date Interim Subadvisory Agreement Submitted to Shareholders	Fee Received by Bache From PI*
July 1, 2011	N/A	0.45% of average daily net assets (Fee applies only to the assets allocated to Bache+)

+ PBAM and Bache have borne all commissions due in connection with the execution and clearing of commodities futures transactions initiated by them on behalf of the Fund. The Fund (and not the Manager, PBAM, or Bache, as applicable) has borne all third party exchange and regulatory fees due in connection with the execution and clearing of commodities futures transactions initiated on behalf of the Fund.

* Pursuant to the Interim Subadvisory Agreement, compensation earned by Bache is paid into an interest-bearing escrow account with the Fund’s custodian. If the Bache Subadvisory Agreement is approved by Fund shareholders, the amount in the escrow account (including interest earned) will be paid to Bache. If the Bache Subadvisory Agreement is not approved by Fund shareholders, Bache will be paid, out of the escrow account, the lesser of: (i) any costs incurred by Bache in performing its duties under the Interim Subadvisory Agreement (plus interest earned); or (ii) the total amount in the escrow account (plus interest earned).

The table below sets forth, for the fiscal period ended February 28, 2011, the total investment management fees directly paid by the Fund to the Manager for investment management services performed by the Manager for the Fund under the Management Agreement, and the total subadvisory fees received by PBAM from the Manager for subadvisory services performed by PBAM for the Fund under the Prior Subadvisory Agreement:

Fee Paid to PI	Fee Received by PBAM From PI
$47,918	$6,029

Information about Other Subadvisers and Subadvisory Agreements for the Fund

Bache serves as subadviser to the Fund along with other subadvisers. The Board approved the Prior Subadvisory Agreement with PBAM on September 15, 2010 and the sole shareholder approved the Prior Subadvisory Agreement on December 30, 2010. The Board approved the Interim Subadvisory Agreement with Bache on June 7, 2011. The Board most recently approved the subadvisory agreement with each of the other subadvisers to the Fund on June 7, 2011. The subadvisory agreements with each of the other subadvisers provides for compensation as follows:

Subadviser	Fee Rate	Fees paid as of fiscal period ended February 28 , 2011
Quantitative Management Associates LLC (QMA)	.15% of average daily net assets (Fee applies only to the assets allocated to QMA)	$1,525
QMA (as asset allocator)	.175% of average daily net assets of the entire Fund	$11,783
Prudential Investment Management Inc. (PIM)	.08% of average daily net assets (Fee applies only to the assets allocated to PIM)	$1,616

The following shows the compensation paid to Bache by another fund having a similar investment objective:

Comparable Funds Subadvised by Bache

Fund	Assets (as of 7/31/11 )	Annual Fee Paid to Bache (as a percent of average daily net assets)
AST Academic Strategies Asset Allocation Fund	$7,517,286,931

0.60% of average daily net assets to $500 million;
0.55% of average daily net assets from $500 million to $1 billion;
0.50% of average daily net assets over $1 billion

(Fee applies only to assets attributable to Commodities investment category)

Brokerage Commissions

Distributors. Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of Fund shares.

The Fund paid no commissions to affiliated broker-dealers for the fiscal period ended February 28, 2011.

SHAREHOLDER PROPOSALS

The Trust is not required to hold meetings of shareholders except under certain circumstances to elect Trustees. The Trust does not intend to hold meetings of shareholders other than as required by its Declaration of Trust or applicable law, or if otherwise deemed advisable by its Board of Trustees.

Any shareholder who wishes to submit a proposal to be considered at the Trust's next meeting of shareholders should send the proposal to the Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will be voted according to the best judgment of Management in the interest of the Fund.

It is important that you execute and return ALL of your voting instruction cards promptly.

Exhibit A

PRUDENTIAL INVESTMENT PORTFOLIOS 3
(formerly JennisonDryden Opportunity Funds)

Prudential Real Assets Fund

SUBADVISORY AGREEMENT

Agreement made as of this  day of September, 2011 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and Bache Asset Management, Inc. (Bache or the Subadviser), a New Jersey corporation.

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated December 1, 2010, with Prudential Investment Portfolios 3, a Delaware business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI act as Manager of the Prudential Real Assets Fund (the Fund), a nondiversified series of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Fund and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and
NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Fund’s portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust of the Trust, as amended, the By-laws of the Trust, the Prospectus of the Fund, and the Trust’s valuation procedures and any other procedures adopted by the Board applicable to the Fund (and any amendments thereto) as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Trust Documents.
(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker, dealer or futures commission merchants affiliated with the Manager or Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, broker-dealers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund.
On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.
(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.
(v) The Subadviser or an affiliate shall provide the Fund's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages, and shall provide the Manager with such information upon request of the Manager.
(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manage the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.
(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser’s services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.
(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.
(f) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.
(g) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.
(h) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Fund’s portfolio securities, evaluating whether those market quotations are reliable for purposes of valuing the Fund’s portfolio securities, evaluating whether those market quotations are reliable for determining the Fund’s net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Fund’s portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.
(i) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j) The Subadviser shall comply with the Trust Documents provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.
(k) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to material violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.
2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).
3. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’ receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.
4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at One New York Plaza, 13th Floor, New York, New York 10004, Attention: Secretary (with a copy to the Subadviser’s Chief Legal Officer).

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.
8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.
9. This Agreement shall be governed by the laws of the State of New York without reference to its conflicts of law provisions.
10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:     _____________________
Name:     Scott E. Benjamin
Title:      Executive Vice President

BACHE ASSET Management, InC.

By:     _____________________
Name:
Title:

SCHEDULE A

PRUDENTIAL INVESTMENT PORFOLIOS 3

As compensation for services provided by Bache Asset Management, Incorporated (Bache), Prudential Investments LLC (the Manager) will pay Bache an advisory fee on the net asset value of the portion of the Fund’s portfolio that is managed by Bache that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
Prudential Real Assets Fund	0.45% of average daily net assets (Fee applies only to the assets attributable to the assets allocated to Bache)

Dated as of September [ ], 2011.

Exhibit B

PRUDENTIAL INVESTMENT PORTFOLIOS 3
(formerly JennisonDryden Opportunity Funds)

Prudential Real Assets Fund

SUBADVISORY AGREEMENT

Agreement made as of this  day of September, 2011 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and Jefferies Asset Management, LLC (Jefferies or the Subadviser), a Delaware limited liability company.
WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated December 1, 2010, with Prudential Investment Portfolios 3, a Delaware business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI act as Manager of the Prudential Real Assets Fund (the Fund), a non-diversified series of the Trust; and
WHEREAS, the Manager, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Fund and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and
NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Fund’s portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.
(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust of the Trust, as amended, the By-laws of the Trust, the Prospectus of the Fund, and the Trust’s valuation procedures and any other procedures adopted by the Board applicable to the Fund (and any amendments thereto) as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Trust Documents.
(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker, dealer or futures commission merchants affiliated with the Manager or Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, broker-dealers are required to obtain, verify and record information that identifies each person who opens an account with them. In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund.
On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.
(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.
(v) The Subadviser or an affiliate shall provide the Fund's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages, and shall provide the Manager with such information upon request of the Manager.
(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manage the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.
(vii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.
(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.
(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser’s services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.
(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.
(f) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.
(g) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.
(h) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Fund’s portfolio securities, evaluating whether those market quotations are reliable for purposes of valuing the Fund’s portfolio securities, evaluating whether those market quotations are reliable for determining the Fund’s net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Fund’s portfolio securities in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.
(i) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(j) The Subadviser shall comply with the Trust Documents provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(k) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to material violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).
3. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’ receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.
4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at One Station Place, 3N, Stamford, CT 06902, Attention: General Counsel.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.
8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.
9. This Agreement shall be governed by the laws of the State of New York without reference to its conflicts of law provisions.
10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:     _____________________
Name:     Scott E. Benjamin
Title:      Executive Vice President

JEFFERIES ASSET Management, LLC

By:     _____________________
Name:
Title:

SCHEDULE A

PRUDENTIAL INVESTMENT PORFOLIOS 3

As compensation for services provided by Jefferies Asset Management, LLC (Jefferies), Prudential Investments LLC (the Manager) will pay Jefferies an advisory fee on the net asset value of the portion of the Fund’s portfolio that is managed by Jefferies that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
Prudential Real Assets Fund	0.45% of average daily net assets (Fee applies only to the assets attributable to the assets allocated to Jefferies)

Dated as of September [ ], 2011.

Exhibit C

SHAREHOLDER INFORMATION

As of the Record Date, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

As of the Record Date, the following persons/entities owned beneficially or of record 5% or more of the Fund shares:

Shareholder Name	Address	Share Class	Shares / Percentage
UBS WM USA Omni Account M/F Attn: Department Manager	1000 Harbor Blvd Weehawken, NJ 07086	A	461,775 / 47.73%
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	A	71,468 / 7.39%
Mesirow Financial Inc Kevin E Bunger IRA R/O	353 North Clark Street Chicago, IL 60654	B	3,996 / 6.92%
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	B	3,773 / 6.58%
Special Custody Account For The Exclusive Benefit Of Customers	2801 Market Street Saint Louis, MO 63103	C	31,541 / 11.95%
UBS WM USA Omni Account M/F Attn: Department Manager	1000 Harbor Blvd Weehawken, NJ 07086	C	22,778 / 8.63%
PIM Investments Inc Three Gateway Center, 14th Floor	100 Mulberry Street Newark, NJ 07102	Z	4,017,029 / 93.74%

PRUDENTIAL INVESTMENT PORTFOLIOS 3
PRUDENTIAL REAL ASSETS FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

 SPECIAL MEETING OF SHAREHOLDERS — September 19, 2011

 VOTING INSTRUCTION CARD

VOTING INSTRUCTION FORM

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PRUDENTIAL INVESTMENT PORTFOLIOS 3 (the Trust) WITH RESPECT TO PRUDENTIAL REAL ASSETS FUND (the Fund), A SERIES OF THE TRUST.  The undersigned hereby appoints Kathryn L. Quirk, Jonathan D. Shain, Deborah A. Docs, Claudia DiGiacomo, and John P. Schwartz as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of common stock or beneficial interest, as the case may be, of the Fund held of record by the undersigned on August 5, 2011, at the Meeting to be held on September 19, 2011 or any adjournment thereof.

 THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED AUGUST 18, 2011 FOR DISCUSSION OF THE PROPOSALS. THE PROXY STATEMENT IS AVAILABLE ON THE FUND’S WEBSITE AT http://www.investments.prudential.com/FUNDCHANGES.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

 In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

This voting card is valid only when signed and dated. If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted in favor of each Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

 TO VOTE BY TELEPHONE

 1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the control number set forth on the proxy card and follow the simple instructions.

 TO VOTE BY INTERNET

 1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the control number set forth on the proxy card and follow the simple instructions.

 TO VOTE BY MAIL

 1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

 KEEP THIS PORTION FOR YOUR RECORDS

VOTING INSTRUCTION FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of Prudential Investment Portfolios 3 recommends voting FOR each proposal.

	FOR	AGAINST	ABSTAIN

1. To approve a new subadvisory agreement between Bache Asset Management, Inc. and Prudential Investments LLC relating to the Prudential Real Assets Fund.	☐	☐	☐

2. To approve a new subadvisory agreement between Jefferies Asset Management, LLC. and Prudential Investments LLC relating to the Prudential Real Assets Fund.	☐	☐	☐

3. To transact such other business as may properly come before the meeting or any adjustments or postponements thereof.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.